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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 12, 2001
                   ------------------------------------------
                                (Date of Report)


                                  JULY 11, 2001
                   ------------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)



               Delaware                             1-4085                           04-1734655
---------------------------------------- ------------------------------ -------------------------------------
    (State or other jurisdiction of        (Commission File Number)               (I.R.S. Employer
     incorporation or organization)                                              Identification No.)
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               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On July 11, 2001, Polaroid Corporation issued a press release that announced it had reached an agreement with its U.S. bank lenders and obtained a waiver of certain of the bank loan covenants through October 12, 2001. The press release also announced that the Company would not make interest payments totaling $11 million due on July 16, 2001 on its 6 3/4% Notes due
January 15, 2002 and 7 1/4% Notes due January 15, 2002 or interest payments totaling $16 million due on August 15, 2001 on its 11 1/2% Notes due February
15, 2006. A copy of the press release and the related waiver are attached hereto.

     On July 12, 2001, Polaroid Corporation and Polaroid (UK) Limited reached an agreement with its UK bank lenders and obtained a waiver of certain of the bank loan covenants through October 12, 2001. A copy of the UK waiver is also attached hereto.

ITEM 7(c).  EXHIBITS

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

Exhibit No.         Description
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

       99.1 Polaroid Corporation press release dated July 11, 2001, announcing that it had reached an agreement with its U.S.
                    bank lenders and obtained a waiver of certain of its bank loan covenants through October 12, 2001 and that the Company would not make its scheduled interest payments on July 16, 2001 and August 15, 2001.

       99.2         Third Supplement, dated as of July 11, 2001, to Amendment
                    No. 4 and Waiver No. 1 under the Amended and Restated Credit
                    Agreement among Polaroid Corporation; the lenders party thereto; Fleet National Bank (formerly known as BankBoston,
                    N.A.) as co-agent; and Morgan Guaranty Trust Company of New
                    York as Administrative Agent and Collateral Agent.

       99.3         Amendment and Waiver Agreement, dated July 12, 2001, to the
                    72.5 million euros Loan Agreement between Polaroid (U.K.)
                    Limited as borrower; Polaroid Corporation as guarantor;
                    Deutsche Bank AG, Amsterdam as agent; and others.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLAROID CORPORATION
                                             (Registrant)

                                         By:  /s/ LOUISE L. CAVANAUGH
                                              ---------------------------------
                                              Louise L. Cavanaugh
                                              Senior Corporate Attorney
                                                 and Assistant Secretary

                                         Dated:  JULY 12, 2001
                                                 ------------------------------